SCOTTSDALE BUSINESS SYSTEMS INC./CYBERSPEEDWAY
                                 BALANCE SHEET
                           December 31, 2000 and 1999


                         ASSETS                                         2000              1999
                                                                        ----              ----
CURRENT ASSETS
     Cash and equivalents                                               $      2,772      $         881
     Accounts receivable, trade (less allowance for
           doubtful accounts of $5,013 and $3,409 respectively)               28,556             19,426
     Other current assets                                                      1,530              7,716
                                                                      --------------     --------------
          Total Current Assets                                                32,858             28,023
                                                                      --------------     --------------
PROPERTY AND EQUIPMENT, NET                                                   15,848             22,801
                                                                      --------------     --------------
OTHER ASSETS
     Deposits                                                                  1,536              1,536
     Licenses, net                                                                 -              5,833
                                                                      --------------     --------------
          Total Other Assets                                                   1,536              7,369
                                                                      --------------     --------------
          TOTAL ASSETS                                                   $    50,242     $       58,193
                                                                      ==============     ==============

                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Revolving line of credit                                            $    65,000     $       33,000
     Current portion of capital lease obligation                               3,681              9,542
     Accounts payable - trade                                                 30,689             30,274
     Accrued payroll                                                           5,527              7,918
     Other liabilities                                                         8,535              7,818
                                                                      --------------     --------------
     TOTAL CURRENT LIABILITIES                                               113,432             88,552
                                                                      --------------     --------------
LONG-TERM LIABILITIES
      Long-term portion of capital lease obligation                                -              3,681
      Notes payable to shareholder                                            10,000                  -
                                                                      --------------     --------------
          TOTAL LONG-TERM LIABILITIES                                         10,000              3,681
                                                                      --------------     --------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Common stock,  Authorized 100,000 shares, no par
          value; Issued 4,280 shares,Outstanding 3,530 shares
          (2000 and 1999)                                                     87,800             87,800
     Retained earnings (deficit)                                            (160,990)          (121,840)
                                                                      --------------     --------------
          TOTAL STOCKHOLDERS' EQUITY                                         (73,190)           (34,040)
                                                                      --------------     --------------
          TOTAL LIABILITIES AND
               STOCKHOLDERS' EQUITY                                      $    50,242     $       58,193
                                                                      ==============     ==============


                 SCOTTSALE BUSINESS SYSTEMS INC./CYBERSPEEDWAY
                             STATEMENT OF OPERATIONS
                           December 31, 2000 and 1999


                                                                           2000                1999
REVENUE                                                                      $     474,647     $            573,512

COST OF SALES                                                                      195,332                  224,824

GROSS PROFIT                                                                       279,315                  348,688

OPERATING EXPENSES
     Selling, general and administrative                                            299,813                 330,628
     Depreciation and amortization                                                   13,766                  34,611
          Total Operating Expenses                                                  313,579                 365,239
                                                                         ------------------    --------------------

LOSS FROM OPERATIONS                                                               (34,264)                (16,551)
                                                                         ------------------    --------------------

OTHER INCOME (EXPENSE)
     Miscellaneous income                                                             2,690                     696
     Interest expense                                                               (7,576)                 (7,896)
                                                                         ------------------    --------------------
          Total Other Income (Expenses)                                             (4,886)                 (7,200)
                                                                         ------------------    --------------------

NET (LOSS)                                                                  $      (39,150)    $           (23,751)
                                                                         ==================    ====================


(LOSS) PER COMMON SHARE                                                     $          (11)    $                 (7)
                                                                         ==================    ====================

WEIGHTED AVERAGE NUMBER OF
     SHARES OUTSTANDING                                                               3,530                   3,530
                                                                         ==================    ====================


 SCOTTSDALE BUSINESS SYSTEMS INC./CYBERSPEEDWAY
                            STATEMENT OF CASH FLOWS
                     Years ended December 31, 2000 and 1999

                                                                                    2000                 1999
                                                                                    ----                 ----
CASH FLOW FROM OPERATING ACTIVITIES:
   Net (loss)                                                                       $    (39,150)        $   (23,751)
   Adjustments to reconcile net loss to net cash used in operating activities:
           Depreciation and amortization
                                                                                          13,766              34,611
           (Increase) decrease in
                Accounts receivable, net
                                                                                          (9,130)             99,490
                Other current assets
                                                                                           6,186               1,430
           Increase (decrease) in
                Accounts payable - trade
                                                                                             415            (117,751)
                Accrued payroll
                                                                                          (2,389)              7,918
                Other liabilities
                                                                                             715              (8,504)
                                                                               -----------------    ----------------

          NET CASH USED BY OPERATING ACTIVITIES
                                                                                         (29,587)             (6,557)
                                                                                -----------------    ----------------

CASH FLOW FROM INVESTING ACTIVITIES:
     Purchase of equipment
                                                                                            (980)             (4,836)
                                                                                -----------------    ----------------

          NET CASH PROVIDED (USED) BY INVESTING
ACTIVITIES                                                                                  (980)             (4,836)
                                                                                -----------------    ----------------

CASH FLOW FROM FINANCING ACTIVITIES:
     Proceeds from line of credit
                                                                                          78,500              98,000
     Payments on line of credit
                                                                                         (46,500)            (65,000)
     Payments on capital lease obligations
                                                                                          (9,542)             (7,605)
     Loans from shareholder
                                                                                         100,000                   -
     Payments on loan from shareholder
                                                                                         (90,000)                  -
                                                                                -----------------    ----------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES
                                                                                          32,458              25,395
                                                                                -----------------    ----------------
NET INCREASE IN CASH
                                                                                           1,891              14,002

CASH, BEGINNING OF YEAR
                                                                                             881             (13,121)
                                                                                ----------------    ----------------

CASH, END OF YEAR                                                                          2,772                 881
                                                                                ================    ================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
     INFORMATION:
          Cash paid for interest                                                    $      7,576         $     7,896
                                                                               =================    ================


                 SCOTTSDALE BUSINESS SYSTEMS INC./CYBERSPEEDWAY
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                     Years ended December 31, 200 and 1999


                                            Common Stock           Retained                Treasury Stock
                                         Shares      Amount        Earnings (Deficit)    Shares         Amount        Total
                                         ------      ------        --------              ------         ------        -----
(Unaudited)
Balance, December 31, 1998                4,280      $  87,800     $      (98,089)          750         $    -        $     (10,289)

(Audited)

Net  (loss) for the year                                                  (23,751)                                          (23,751)

Balance, December 31, 1999                4,280         87,800           (121,840)          750              -              (34,040)

Net  (loss) for the year                                                  (39,150)                                          (39,150)

Balance, December 31, 2000                4,280         87,800           (160,990)          750              -              (73,190)


 SCOTTSDALE BUSINESS SYSTEMS, INC.
                                 /CYBERSPEEDWAY
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1 - NATURE OF OPERATIONS
-----------------------------

     Scottsdale Business Systems, Inc./Cyberspeedway was incorporated under the laws of the State of Arizona in June 1992. The company conducts its business in Scottsdale, AZ as a provider of business systems, consulting services, internet services, and network systems. The Company's year-end is December 31.

NOTE 2  -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------------------

     Use of Estimates
     ----------------

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and the disclosure of contingent amounts in the Company's financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentations..

     Revenue Recognition
     -------------------

     Revenues are recognized at the time services have been provided or products have been delivered.

     Cash and Cash Equivalents
     -------------------------

     Cash and cash equivalents consist of cash and highly liquid investments with an original maturity of three months or less.

     Property and Equipment
     ----------------------

     Property and equipment are carried at historical cost. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets. Assets acquired under capital lease agreements are capitalized and amortized on a straight-line basis.

     Affiliation license acquired along with the acquisition of a business is carried at cost. The license is amortized on the straight-line method over its estimated useful life of three years. As of December 31, 2000 and 1999, amortization costs were $5,833 and $10,000 respectively.

                 SCOTTSDALE BUSINESS SYSTEMS, INC./CYBERSPEEDWAY
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

     Income Taxes

     The Company has elected to be taxed under the provision of Subchapter S of the Internal Revenue Code. Accordingly, the Company does not incur federal corporate income taxes on its taxable income. Instead, the stockholders are liable personally for any income taxes on their respective shares of operating results. Accordingly, there is no provision for income taxes in the accompanying financial statements.

NOTE 3 -REVOLVING LINE OF CREDIT
--------------------------------

     The Company has a revolving line of credit with a bank with interest payable at the bank's variable rate of 2.0% over prime rate. The available credit as of December 31, 2000 and 1999 was $10,000 and $67,000 respectively. The obligation was collateralized by all assets of the Company and personally guaranteed by the shareholder/officer of the Company. As of December 31, 2000 and 1999, the balance outstanding was $65,000 and $33,000 respectively.

NOTE 4 - PROPERTY AND EQUIPMENT
-------------------------------

Property and equipment is comprised of the following:

                                          Useful                       As of December 31,
                                          lives                  2000                     1999
                                          -----                  ----                     ----
Furniture and fixtures                    3 years                $    45,326              $    45,326
Leased equipment                          5 years                     25,025                   25,025
Equipment                                 5 years                     30,668                   31,138
                                                            --------------------     ----------------------
Total costs                                                          101,019                  101,489

Less accumulated depreciation and
amortization                                                          85,171                   78,688
                                                            --------------------     ----------------------

Property, plant, & equipment, net                                $    15,848              $    22,801
                                                            ====================     ======================

                 SCOTTSDALE BUSINESS SYSTEMS, INC./CYBERSPEEDWAY
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999



NOTE 5 - CAPITAL LEASE OBLIGATION
---------------------------------

     The Company's capitalized leased equipment is financed through a capital lease obligation. The balance of this obligation at December 31, 2000 and 1999 was:

                                                                2000            1999
                                                                ----            ----
Total obligation                                                $    3,681      $   13,223
Current portion of lease obligations                                 3,681           9,542
                                                                     -----       ---------
Long-term portion                                               $        0      $    3,681
                                                                 =========         =======


NOTE 6 --RELATED PARTY TRANSACTIONS
-----------------------------------

     The major shareholder/officer provides office space to the Company on a month to month basis. Rent expense paid for the year ending December 31, 2000 and 1999 was $18,160 and $17,656 respectively.

     The major shareholder/officer also made unsecured loans of $100,000 to the Company at an interest rate of 2.5% above the bank's prime rate calculated and billed monthly. As of December 31, 2000, the principal balance of this obligation was $10,000. Unpaid principal and interest are due by March 23, 2005.

NOTE 7 - TREASURY STOCK
-----------------------

     A major shareholder returned 750 shares of common stocks to Treasury at no cost to the Company in 1994.

NOTE 8 - GOING CONCERN
----------------------

     The Company has negative working capital and a deficit in stockholder's equity due to recurring losses. Its ability to continue as a going concern is dependent on its ability to achieve profitable operations and/or develop additional sources of capital. Management's plan is to become a subsidiary of a fully reporting company which will enhance its ability to pursue additional sources of capital. The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal
     course  of  business.   As  of  December

                SCOTTSDALE BUSINESS SYSTEMS, INC./CYBERSPEEDWAY
                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 8 - GOING CONCERN (continued)
----------------------------------

     31, 2000, the accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.